2007 Analyst Meeting Exhibit 99.1

S	M	T	W	TH	F	
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

JCPenney
Every Day Matters
jcp.com

Michael Dastugue Senior Vice President Property Development Growth Leadership

2006-2007 Openings 2007 Store Openings 2006 Store Openings (28) (50)

2003-2007 Openings (6) (14) (18) (28) (50) 2007 Store Openings 2006 Store Openings 2005 Store Openings 2004 Store Openings 2003 Store Openings

2006-2007 Renovations 2007 Renovations 2006 Renovations (48) (65)

Best-in-Class Team Real Estate Real Estate Area Research Area Research Store Environment Store Environment Construction Services Construction Services

Best-in-Class Process • Streamlined • Disciplined • Methodical • Consistent Delivery

• Enhance our store portfolio • Existing store renovations • Evolution of the off-mall format • Grow our store base • New store openings The Retail Growth Leader

Enhance Store Portfolio Through Renovations • Goal: New store “look & feel” • Lighting • Carpet & Tile • Paint • Restrooms & Fitting Rooms • Fixtures • Layout & Adjacencies

HOME
CHILDREN'S
WOMEN'S ACCESSORIES
MEN'S
FINE JEWELRY
WOMEN'S APPAREL

SEPHORA SEPHORA
WOMEN’S
WOMEN’S
’S
S
WOMEN’S
WOMEN’S
’S
S
FOOTWEAR FOOTWEAR
CHILDREN’S
CHILDREN’S
’S
S
FINE FINE
JEWELRY JEWELRY
HOME HOME
MEN’S
MEN’S
’S
S
INTIMATE INTIMATE
APPAREL APPAREL

Renovation Plan • Complete 300 (2007-2011) • 65 approved for 2007 • Improve store condition • Currently: 45% new/renovated • Goal: 80% by end of 2011 90% of sales/operating profit

Renovation Performance • Stores renovated 2003-2005 exceeded profit plan by 21% in 2006 • Components paying off & resonating with customers

Prioritizing Capital Spending • jTest • Statistically valid testing model • Objective analysis of impact • Helps prioritize resources

HOME
CHILDREN'S
FOOTWEAR
INTIMATE APPAREL
MEN'S
FINE
JEWELRY
SEPHORA
WOMEN'S
WOMEN'S

price check
sale

juniors
juniors
the men's store
depto. de caballeros
the home store
depto. para el hogar
family restrooms
baños de familia

JCPenney

STUDIO
CHRIS MADDEN
sale
sale
sale
sale
sale
sale
sale
sale
sale
sale
sale
sale
sale
CASA
CASA

• Enhance our store portfolio • Existing store renovations • Evolution of the off-mall format • Grow our store base • New store openings The Retail Growth Leader

Grow Store Base 116 400 800 1200 2007 Existing Stores New Stores (cumulative total)

• 250 new stores (2007-2011) • 175 new / 75 relocations • 80%-90% off-mall • 18% square footage growth • 1,200 stores by 2011 Grow Store Base

2007 Store Openings

Location Strategy • Large size markets • Multi-store • Trade area population 200-300k • Mid-size markets • Primarily single-store • Trade area population 100-300k

Location Strategy Top 20 Market

Houston
Woodlands Mall
Deerbrook Mall
Willowbrook Mall
Cypress
San Jacinto Mall
West Grand Promenade
Memorial City
Houston
West Oaks Mall
Meyerland Plaza
Fairmont Center
Almeda Ma
First Colony Mall
The Crossing @ 288
Baybrook Mall
Rosenberg
Mall Of The Mainland
2007 Openings
2005 - 2006 Openings
Existing

Chicago
Johnsburg
Hawthorn Center
Crystal Court
Algonquin
Spring Hill Mall
Woodfield Mall
Golf Mill S/C
Stratford Sq Mall
Northland Plaza
Chicago
Yorktown S/C
North Riverside Mall
North Aurora
Woodridge
Ford City Shopg Center
Fox Valley S/C
Montgomery
Orland Park Mall
Marquette Mall
Westfld Louis Joliet
River Oaks S/C
Mokena Marketplace
Matteson
Westfld S/T@ S Lake
Valparaiso
2008 Openings
2007 Openings
Existing

Location Strategy Mall • Core strength • Opportunistic acquisitions • Weekend / Holiday Off-Mall • Future growth • New customers • Frequent visits • Weekday

NatickNatickNatick NatickNatick NatickNatickNatick Natick Santa AnaSanta Ana Santa AnaSanta Ana Santa AnaSanta Ana Santa Ana Santa Ana Santa Ana Opportunistic Acquisitions

Golden Triangle Mall
Stonebriar Mall
Crossroads Mall
Robertsons Creek
Collin Creek Mall
Vista Ridge Mall
Alliance Town Ctr
Valley View S/C
DFW Airport
North East Mall
Towne East Mall
College Park Center
Ridgmar Mall
The Parks Mall
Cedar Hill Vlg
Burleson Town Ctr
Northgate Plaza
0
10
20
miles

“First Mover”

New Store Success • Strong financial performance • Attracting new customers • Creating more frequent trips • Capturing greater wallet share • Smaller trade areas required • Less transfer sales

• 2007: • 50 new stores • 65 renovations • 2007-2011: • 250 new stores • 300 renovations • Off-mall format evolution Key Takeaways

2007 Analyst Meeting

2007 Analyst Meeting

Clarence Kelley Executive Vice President Planning & Allocation Improving Merchandise Relevancy

MERCHANDISE PLANNING	PRODUCT DEVELOPMENT	SOURCING	SUPPLY CHAIN	ALLOCATION	SELLING
• Consumer Research • Assortment Strategy - Brand - Trend - Sourcing • Planning Variables - Concept - Merchandise Mix - Item Planning - Assortment - Store Grading - Price / Promotion - Frequency / Flow - Size Profile	• Color • Fabric • Product	• Supplier • Mill • Factory • Execution Options	• Consolidation • Transportation • Distribution • Replenishment Options	• Initial Allocation • Basic Replenishment • Fashion Allocation • Post Receipt Alternatives	• Store Environment • Merchandise Presentation • Promotion • Customer Interface
• GMM / DMM / Buyer • Brand Manager • Sourcing Director • Planner • Trend Director • Business Development Manager	• Buyer • Brand Manager • Product Development Manager • Designer	• Buyer • Brand Manager • Product Development Manager • Sourcing Manager	• Supply Chain Manager	• Buyer • Allocator • Supply Chain Manager • Planner	• Buyer • Store Associate • Store Operations • Marketing Manager

JCPENNEY MERCHANDISING PROCESS

MERCHANDISE PLANNING
PRODUCT DEVELOPMENT
SOURCING
SUPPLY CHAIN
ALLOCATION
SELLING
Consumer Research
Assortment Strategy
- Brand
- Trend
- Sourcing
Planning Variables
- Concept
- Merchandise Mix
- Item Planning
- Assortment
- Store Grading
- Price / Promotion
- Frequency / Flow
- Size Profile
Color
Fabric
Product
Supplier
Mill
Factory
Execution Options
Consolidation
Transportation
Distribution
Replenishment Options
Initial Allocation
Basic Replenishment
Fashion Allocation
Post Receipt Alternatives
Store Environment
Merchandise Presentation
Promotion
Customer Interface
GMM / DMM / Buyer
Brand Manager
Sourcing Director
Planner
Trend Director
Business Development Manager
Buyer
Brand Manager
Product Development Manager
Designer
Buyer
Brand Manager
Product Development Manager
Sourcing Manager
Supply Chain Manager
Buyer
Allocator
Supply Chain Manager
Planner
Buyer
Store Associate
Store Operations
Marketing Manager

JCPENNEY MERCHANDISING PROCESS

Right Size Right Size Right Product Right Product Right Quantity Right Quantity Right Store Right Store Right Time Right Time The 5 R’s Strategic Inventory Flow

What A Difference A Year Makes • Sales • Avg. Unit Inventory • Unit Turn • Gross Profit +6.5% -3.0% +8.0% +11.2%

Store Trending
Item Trending
Initial
Allocations
Merchandise Flowback
Pre-Season Financial
Planning
Pre-Season Merchandise
Planning
In-Season Execution
Before Season Before Season Before Season
12+ Months 9 Months
Item Planning
Purchase Order
Creation
Conceptual Plan
(Fabric Forecast)
<9  Months 1 Month <1  Month In-Season
Merchandise Planning
Store Planning &
Grading
Strategic Intent
Assortment Planning &
Size Profiling
Strategic Flow Planning

• Merchandise
Planning
• Store Planning
• Store Grading
• Purchase Orders
• Basics
Replenishment
• Fashion Allocation
Assortment
Planning
• Flow Planning
• Size Profiling
• Conceptual
Planning
Assortment Planning System
Integration

• Merchandise
Planning
• Store Planning
• Purchase Orders
• Basics
Replenishment
• Fashion Allocation
Assortment
Planning
• Flow Planning
• Size Profiling
• Conceptual
Planning
Assortment Planning System
Integration
Store Grading

Volume Grouping
(Illustrative Department Grouping)
2
9
20
41
64
102
221
307
183
61
21
8
#
Stores
1,061 594 12
1,550 1,062 11
2,020 1,551 10
2,993 2,021 9
5,030 2,994 8
8,452 5,031 7
14,201 8,453 6
23,859 14,202 5
40,085 23,860 4
67,344 40,086 3
113,139 67,345 2
190,076 113,140 1
Max
Sales $
Min
Sales $ Grade

Store Grading • Assortments Adapted For Each Store Group • Floor Set Plan Development • Initial Allocation Structure • Balanced to Financial Plan

• Merchandise
Planning
• Store Planning
• Store Grading
• Purchase Orders
• Basics
Replenishment
• Fashion Allocation
Assortment
Planning
• Size Profiling
• Conceptual
Planning
Assortment Planning System
Integration
Flow Planning
Flow Planning
Flow Planning

Flow Planning

Flow Planning
•
Just In Time Store Receipts
•
Reduced Inventory Handling
•
Alleviates Stockroom Crowding
•
Supply Chain Efficiency
•
Ability to React to Sales
•
Increased Gross Margin
•
Improved Operating Profit

• Merchandise
Planning
• Store Planning
• Store Grading
• Purchase Orders
• Basics
Replenishment
• Fashion Allocation
Assortment
Planning
• Flow Planning
Planning
Assortment Planning System
Integration
Size Profiling

Size Profiling
Pack Optimization
6
4
2
0
2
4
4
2
0
3
5
4
Recommended Pack
Configuration
XL High
L High
M High
S High
XL Norm
L Norm
M Norm
S Norm
XL Low
L Low
M Low
S Low
Size Store Emphasis
Size Range: S-XL Product Type: Tops Store: All Stores Pack Qty: 12
147 High 790 Norm 96 Low Number of Stores

Size Profiling
Open Stock
1 0.2 11 Norm
28 4.7 10 Norm
32 5.3 9 ½ Norm
63 10.5 9 Norm
90 15.0 8 ½ Norm
120 19.9 8 Norm
101 16.8 7 ½ Norm
69 11.5 7 Norm
53 8.8 6 ½ Norm
41 6.8 6 Norm
3 0.5 5 ½ Norm
1 0.2 5 Norm
Sales
Units
Recommended
Weight
Size
Store
Emphasis
Size Range: 5-10,11 Product Type: Shoes Store: 0899

• Merchandise
Planning
• Store Planning
• Store Grading
• Purchase Orders
• Fashion Allocation
Assortment
Planning
• Size Profiling
• Flow Planning
• Conceptual
Planning
Assortment Planning System
Integration
Basics Replenishment
Basics Replenishment

Purchase Order Basics Replenishment

Basics Replenishment • Reduced Warehouse Expenses • Improved Inventory Turn • Gross Margin Increase

Basics Replenishment

• Merchandise
Planning
• Store Planning
• Store Grading
• Purchase Orders
• Basics
Replenishment
Assortment
Planning
• Size Profiling
• Flow Planning
• Conceptual
Planning
Assortment Planning System
Integration
Fashion Allocation
Fashion Allocation

Fashion Allocation

Store Trending
Item Trending
Initial
Allocations
Merchandise Flowback
Pre-Season Financial
Planning
Pre-Season Merchandise
Planning
In-Season Execution
Before Season Before Season Before Season
12+ Months 9 Months
Item Planning
Purchase Order
Creation
Conceptual Plan
(Fabric Forecast)
<9  Months
1 Month <1  Month In-Season
Merchandise Planning
Store Planning &
Grading
Strategic Intent
Assortment Planning &
Size Profiling
In-Season

Flow Strategy Success • Increased Sales • Customer Satisfaction • Shorter Product Cycle • Improved Sell Through Rate • Reduced Markdowns • Increased Inventory Productivity • Increased Profits

2007 Analyst Meeting

S	M	T	W	TH	F	
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

JCPenney
Every Day Matters
jcp.com

Peter McGrath Executive Vice President Product Development & Sourcing Improving Merchandise Relevancy

What is CTR? What is CTR? Concept Concept Customer Customer

PROCESS
MERCHANDISE PLANNING
ALLOCATION
SELLING
Consumer Research
Assortment Strategy
Brand
Trend
Sourcing
Planning Variables
Concept
Merchandise Mix
Item Planning
Assortment
Store Grading
Price / Promotion
Frequency / Flow
Size Profile
GMM / DMM / Buyer
Brand Manager
Sourcing Director
Planner
Trend Director
Business Development Manager
Initial Allocation
Basic Replenishment
Fashion Allocation
Post Receipt Alternatives
Buyer
Allocator
Supply Chain Manager
Planner
Store Environment
Merchandise Presentation
Promotion
Customer Interface
Buyer
Store Associate
Store Operations
Marketing Manager

• Supplier • Mill • Factory • Execution Options • Buyer • Brand Manager • Product Development Manager • Sourcing Manager SOURCING

Benefits of CTR • Fashion decisions made in quick response to customer demand • Ability to react in-season

Benefits of CTR
•
Fashion decisions made in quick
response to customer demand
•
Ability to react in-season
•
Improved flow of merchandise
•
Turnover improvement
•
Markdown improvement
•
Gross Profit improvement

Month -6 -5 -4 -3 -1 -2 0 -7 -8 -9 -10 -12 -11 -13 On floor Trend & color Design & sampling Buy Production 2005 Process Ship Domestic logistics Product Development Calendar Where we started . . .

Where we are today . . . Where we are today . . . Month -6 -5 -4 -3 -1 -2 0 -7 -8 -9 -10 -12 -11 -13 On floor Product Development Calendar Core/ Essentials Calendar Fashion Targeted Spring 2008

• Established a full-time CTR team • Re-engineered business processes CTR: Progress to Date

CTR:  Progress to Date
4 Star Certification
Quality
Quality
Inspections
Inspections
Digital Color
Digital Color
Approvals
Approvals
Product
Product
Performance
Performance
Testing
Testing
Fit
Fit
Evaluations
Evaluations

CTR: Progress to Date • Piloted 30-week calendar with a.n.a and Arizona kids • Implemented 40-week calendar for ALL private brands • Trained over 400 associates across the organization

1. 60% reduction in color development time KEY CTR CHANGES

1. 60% reduction in color development time 2. Shifted activities overseas closer to production KEY CTR CHANGES

1. 60% reduction in color development time 2. Shifted activities overseas closer to production 3. Implemented pre-planning KEY CTR CHANGES

1. 60% reduction in color development time 2. Shifted activities overseas closer to production 3. Implemented pre-planning 4. Executed raw material positions with key fabric mills KEY CTR CHANGES

Okie Dokie Knit Product

1. 60% reduction in color development time
2. Shifted activities overseas closer to production
3. Implemented pre-planning
4. Executed raw material positions with key fabric
mills
5. Execute product flow programs with key
suppliers for fashion  items
KEY CTR CHANGES

ONCE & DONE ONCE & DONE ONCE & DONE Factory STORE FASHION FASHION

ONCE & ONCE & DONE DONE STAGE & FLOW STAGE & FLOW (Hold Back) (Hold Back) JCP Warehouse Supplier STORE FINISHED FINISHED GOODS GOODS

ONCE & ONCE & DONE DONE REACT to SIZE REACT to SIZE REACT to SIZE STAGE & FLOW STAGE & FLOW Factory STORE FINISHED FINISHED FABRIC FABRIC

SIZE & COLOR SIZE & COLOR ONCE & DONE ONCE & ONCE & DONE DONE STAGE & FLOW STAGE & FLOW REACT to SIZE REACT to SIZE REACT to SIZE Factory STORE GREIGE GREIGE GOODS GOODS

STAGE & FLOW
STAGE & FLOW
SIZE & COLOR
SIZE & COLOR
Warehouse Replenishment
Warehouse Replenishment
ONCE &
DONE
ONCE &
ONCE &
DONE
DONE
REACT to SIZE
REACT to SIZE
REACT to SIZE
Factory
Warehouse
AUTOMATIC AUTOMATIC
PULL PULL

CTR
CTR
Makes
Makes
Strategic
Strategic
Flow
Flow
a
a
Reality
Reality
STAGE & FLOW
STAGE & FLOW
ONCE &
DONE
ONCE &
ONCE &
DONE
DONE
REACT to SIZE
REACT to SIZE
REACT to SIZE
SIZE & COLOR
SIZE & COLOR
WAREHOUSE REPLENISHMENT
WAREHOUSE REPLENISHMENT
WAREHOUSE REPLENISHMENT

Where We are Going: Taking Speed To A New Level

CTR Taking Speed To A New Level 1. Product Lifecycle Management • Increase speed • Create and cost product more efficiently • Further integrate our global suppliers

1. Product Lifecycle Management 2. Hub and Spoke Environment • Leverage vertical manufacturing • Reduce transport time and cost CTR Taking Speed To A New Level

1. Product Lifecycle Management 2. Hub and Spoke Environment 3. Continuous R&D and Training • Product innovation • Process discipline CTR Taking Speed To A New Level

1. Product Lifecycle Management
2. Hub and Spoke Environment
3. Continuous R&D and Training
4. Migrate Activities Overseas
•
Certify additional suppliers
•
Further reduce downtime
CTR
Taking Speed To A New Level

is a by product of

Right Size Right Size Right Product Right Product Right Quantity Right Quantity Right Store Right Store Right Time Right Time The 5 R’s Strategic Inventory Flow

JCPENNEY MERCHANDISING PROCESS

MERCHANDISE PLANNING	PRODUCT DEVELOPMENT	SOURCING	SUPPLY CHAIN	ALLOCATION	SELLING
• Consumer Research • Assortment Strategy – Brand – Trend – Sourcing • Planning Variables – Concept – Merchandise Mix – Item Planning – Assortment – Store Grading – Price / Promotion – Frequency / Flow – Size Profile	• Color • Fabric • Product	• Supplier • Mill • Factory • Execution Options	• Consolidation • Transportation • Distribution • Replenishment Options	• Initial Allocation • Basic Replenishment • Fashion Allocation • Post Receipt Alternatives	• Store Environment • Merchandise Presentation • Promotion • Customer Interface
• GMM / DMM / Buyer • Brand Manager • Sourcing Director • Planner • Trend Director • Business Development Manager	• Buyer • Brand Manager • Product Development Manager • Designer	• Buyer • Brand Manager • Product Development Manager • Sourcing Manager	• Supply Chain Manager	• Buyer • Allocator • Supply Chain Manager • Planner	• Buyer • Store Associate • Store Operations • Marketing Manager

2007 Analyst Meeting

2007 Analyst Meeting

Mike Theilmann Executive Vice President Chief Human Resources & Administration Officer Become the Preferred Choice for a Retail Career

Become the Preferred Choice for a Retail Career

• Associate Engagement • Talent Retention and Acquisition • Leadership Development • Corporate Social Responsibility WINNING with:

WINNING with Associate Engagement

Measuring Associate Engagement

WINNING TOGETHER Survey Results: 50 60 70 80 90 100 Participation Engagement 2005 2006 20pts 7pts

0 20 40 60 80 100 Benefits Plans Improvements 2005 2006 11pts WINNING TOGETHER Survey Results:

Engaged Associates Grow the Business

Engaged Associates Build Customer Relationships

JCPenney

Home | Infovision II | Stores | PAT Team | Associate Kiosk

JCPenney and You: WINNING TOGETHER

Associates | Applications | Departments | Business

jWeb

Emergency Preparedness | Questions | JCP Stock 75.65

Search jWeb: Search

To All JCPenney Associates:

I am writing to share some big news with you. Later this month, our Company will undergo a fundamental change in how we define our relationship with our customers, as well as mark an important step towards accelerating our growth. Our goal is to build an active brand and to engage our Associates to offer encouragement, ideas, and inspiration to our customers. This new branding is called Every Day Matters, and is the cornerstone of our new brand position - replacing "It's all inside."

At JCPenney, we offer great style and quality at smart prices. But our customers want more from us. They want to know that what matters to them, matters to us… that we care about making the moments in their everyday better. We are in a unique position to deliver this because of you - our talented and spirited JCPenney Associates. You set us apart from the competition. And now it is you who will offer customers encouragement, be their friend and inspire them… show them that we know Every Day Matters.

To tell you in more detail about your role in bringing Every Day Matters into action, we will air a special News You Can Use broadcast on February 20th. We'll follow that with a series of training activities in the days leading up to the national consumer launch of our advertising during the Academy Awards on February 25th. Additionally, we are excited to introduce this new brand positioning tonight in New York to the press and investors. To help tell our story, JCPenney Associates will participate in the launch event.

We, of course, wanted to tell you about this before our customers hear about it… because it is you who will bring it to life and show them how we care about their every day. Thank you in advance for making this happen and for making JCPenney a great place to work and shop every day.

JCPenney
Every Day Matters

recognition

CONGRATULATIONS
Associate Development
Associate of the Month
Cheri Schumacher

CONGRATULATIONS
Marketing
MVP
Nicole Blair

jLife

February Edition of jLife now available online

Brian Hybiak Promoted to Divisional Vice President, Director of Merchandise Execution

Penney's Hoping Love is in Store

J.C. Penney Co. wants to be loved.

More important, the 105-year-old department store chain says it's ready to be loved – ready to form a more intimate, emotional connection with shoppers.

Will consumers ever feel as passionate about Plano-based J.C. Penney as they do about such beloved brands as Nordstrom, Apple and Starbucks?

Read more

Penney's

J.C. Penney … marketing … the slogan … latest step … update its … offerings.

The new … months after … switched its … Group's … six-year rela… Group's DD…

Read more

JCPenney
Every Day Matters
jLife
jcp.com
2007

JCPenney

Every Day Matters

JCPenney

J.C. Penney's Deborah Masten: A Passion for Learning

CHIEF LEARNING OFFICER

JCPenney

Retail Industry Leader in Training

jPOS

jPOS

The friendliest store in the mall
Happiness
Smile
Customer

JCPenney

jLearn

“Science of Sephora”

“Science of Sephora”

Ambrielle™

JCPenney
jcp.com
introducing
Ambrielle
only at JCPenney

JCPenney

Bra Fit Certification Plaques

Shoes Furniture Fine Jewelry Window Coverings Men’s Clothing

WINNING with Talent Retention & Acquisition

WINNING with Talent Retention

WINNING with Talent Retention: Turning “jobs into careers”

WINNING with Talent Acquisition

WINNING with Talent Acquisition: Hiring The Best Talent In The Industry

ST. JOHN'S BAY®

ChrisMadden™ for JCPenney home collection

WORTHINGTON®

THE ORIGINAL ARIZONA JEAN COMPANY®

studio by JCPenney home collection

Ambrielle™

STAFFORD®

cooks JCPenney home collection

a.n.a™ A NEW APPROACH

JCPenney

Power Brands

Designers In Training

Designers In Training

Inclusion & Diversity
Many
Perspectives
JCPenney
WINNING TOGETHER
One
Purpose

JCPenney

WINNING with Leadership Development

JCPenney

WINNING TOGETHER

Retail
ACADEMY

JCPenney

JCPenney

WINNING TOGETHER

Leading TOGETHER

JCPenney

WINNING TOGETHER Leading Together

JCPenney

WINNING TOGETHER

LEADING a Store

JCPenney

WINNING TOGETHER Leading a Store

JCPenney

WINNING TOGETHER

LEADING *a District*

JCPenney

WINNING TOGETHER Leading a District

Leading TOGETHER

LEADING a District

LEADING a Store

Retail ACADEMY

JCPenney

Queens, NY

Queens, NY

WINNING through Corporate Social Responsibility

JCPenney

afterschool
powering their potential

NFL
TAKE A PLAYER TO SCHOOL

JCPenney JAM
CONCERT FOR AMERICAS KIDS

JCPenney

2007 Analyst Meeting

2007 Analyst Meeting

Mike Ullman Chairman and Chief Executive Officer 2007 – 2011 Long Range Plan Accelerated Growth . . . Industry Leadership . . .

• Every Day Matters. . . Inspiring Customers
• American Living
• Sephora inside JCPenney
• 8 JCP Power Brands
• Merchandise Flow Strategy
• jcp.com Leadership
• New Store Growth . . . 250 New Stores
• Investing in Existing Stores
• Best Talent in Retail
• 16% EPS CAGR
Key Differentiators:

2007 Analyst Meeting

JCPENNEY MERCHANDISING PROCESS

MERCHANDISE PLANNING	PRODUCT DEVELOPMENT	SOURCING	SUPPLY CHAIN	ALLOCATION	SELLING

•      Consumer Research

•      Assortment Strategy

•      Brand

•      Trend

•      Sourcing

•      Planning Variables

•      Concept

•      Merchandise Mix

•      Item Planning

•      Assortment

•      Store Grading

•      Price / Promotion

•      Frequency / Flow

•      Size Profile

	• Color • Fabric • Product	• Supplier • Mill • Factory • Execution Options	• Consolidation • Transportation • Distribution • Replenishment Options	• Initial Allocation • Basic Replenishment • Fashion Allocation • Post Receipt Alternatives	• Store Environment • Merchandise Presentation • Promotion • Customer Interface

• GMM / DMM / Buyer	• Buyer	• Buyer	• Supply Chain Manager	• Buyer	• Buyer

• Brand Manager	• Brand Manager	• Brand Manager		• Allocator	• Store Associate

• Sourcing Director	• Product Development Manager	• Product Development Manager		• Supply Chain Manager	• Store Operations

• Planner	• Designer	• Sourcing Manager		• Planner	• Marketing Manager

• Trend Director

• Business Development Manager

MERCHANDISE ACTION TEAM (MAT)

BRAND MANAGER Cross Functional Brand Execution	PLANNER Develop Unit / Dollar Conceptual & Assortment Plan	DESIGNER Creates the Design and Development of Product

MERCHANDISE STANDARDS & EXECUTION MANAGER Execution of Division / Merchandise Standards in Stores	BUYER (Leads “MAT” Team) Plans, Purchase, Controls Merchandising	PRODUCT DEVELOPMENT MANAGER Business Manager of Product Execution

SUPPLY CHAIN MANAGER Manages the Flow of Goods	ALLOCATOR Merchandise Allocation	SOURCING MANAGER Global Sourcing and Costing

JCPENNEY COMPETITIVE ADVANTAGES

• Top Talent     • Leading Technology     • Store Planning     • End-to-End Process     • Sourcing Strength